UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 8, 2017
GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders on June 8, 2017. A total of 37,760,498 shares of the Company’s common stock were present or represented by proxy at the meeting, representing approximately 94.8% of the Company’s shares outstanding as of the April 12, 2017 record date. The final results of voting on each of the matters submitted to a vote of the shareholders at the Annual Meeting are as follows:

1.	The election of four (4) director nominees to serve for the ensuing three-year term and until their successors are elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
James H. Roberts	33,773,303	1,001,097	12,336	2,973,762
Gaddi H. Vasquez	34,451,110	323,090	12,536	2,973,762
David C. Darnell	34,337,309	421,338	28,089	2,973,762
Celeste B. Mastin	34,334,215	425,589	26,932	2,973,762
The ratification of the directorship of Patricia D. Galloway appointed by the Board on February 8, 2017:

For	Against	Abstain	Broker Non-Votes
34,447,281	312,394	27,061	2,973,762

2.	Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
33,373,429	1,298,806	114,501	2,973,762

3. Advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
29,006,095	139,431	5,526,429	114,781	2,973,762

4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

For	Against	Abstain
37,222,652	487,824	50,022
Pursuant to the foregoing votes, the four (4) director nominees listed above were elected to serve on the Company’s Board of Directors for the ensuing three-year term and until their successors are duly elected, the directorship of one (1) director appointed by the Board on February 8, 2017 was ratified, the compensation of the named executive officers was approved on an advisory basis, and the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm was ratified. A majority of the shares that voted on the proposal regarding the frequency of holding an advisory vote on the compensation of the Company’s named executive officers voted for a frequency of every year. Based on the results of this advisory vote, the Company will hold an advisory shareholder vote on the compensation of the Company’s named executive officers each year until the next vote on the frequency of such votes.

[Signature page follows.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:    /s/ Richard A. Watts
Richard A. Watts
Senior Vice President, General Counsel
and Secretary

Date: June 13, 2017